UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2018

FLUX POWER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-25909	86-0931332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

985 Poinsettia Avenue, Suite A, Vista, California	92081
(Address of Principal Executive Offices)	(Zip Code)

877-505-3589
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
                        Arrangement of Certain Officers.

(b)           On December 16, 2018, Ronald F. Dutt notified the Board of Directors of Flux Power Holdings, Inc. (the “Company”) that he will resign from the positions of Chief Financial Officer and Secretary, effective December 17, 2018. Mr. Dutt’s resignation was not due to a disagreement with the Company, its operations, policies, or practices. Mr. Dutt remains the Chief Executive Officer and Director of the Company.

(c)           On December 17, 2018, effective immediately upon the resignation of Mr. Dutt, the Board of Directors of the Company appointed Charles A. Scheiwe, age 52, to serve as the Chief Financial Officer and Secretary of the Company. Mr. Scheiwe shall serve until his successor(s) are duly appointed, unless he resigned, is removed from office, or is otherwise disqualified from serving as an officer of the Company. Mr. Scheiwe's annual salary will be $145,000.

Mr. Scheiwe joined the Company in July of 2018 and has been acting as the Company’s Controller since July 9, 2018. Prior to joining the Company, Mr. Scheiwe was the Controller of Senstay, Inc. and provided financial and accounting consulting services to start-up companies from 2016 to 2018. From 2006 to 2016, Mr. Scheiwe was the Vice President of Finance and Controller for GreatCall, Inc. Mr. Scheiwe’s experience in accounting, financial planning and analysis, business intelligence, cash management, and equity management has prepared and qualified him for the position of Chief Financial Officer and Secretary of the Company. Mr. Scheiwe has a Bachelor of Science degree in Business Management, with emphasis in Accounting, from the University of Colorado. Mr. Scheiwe also holds a CPA certificate.

Except as disclosed in this Current Report on Form 8-K, there are no arrangements or understandings with any other person pursuant to which Mr. Scheiwe was appointed as Chief Financial Officer and Secretary. There are also no family relationships between Mr. Scheiwe and any of the Company’s directors or executive officers. Except as disclosed in this Current Report on Form 8-K, Mr. Scheiwe has no other direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.

Date: December 20, 2018	By:	/s/ Ronald F. Dutt
Ronald F. Dutt
Chief Executive Officer